UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2013 (Date of earliest event reported)
Merchants Bancshares, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-11595 (Commission File Number)	03-0287342 (IRS Employer Identification Number)

275 Kennedy Drive, South Burlington, Vermont (Address of principal executive offices)		05403 (Zip Code)
(802) 658-3400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 17, 2013, Merchants Bancshares, Inc. ("Merchants") issued a press release announcing that its Board of Directors declared a quarterly dividend of 28 cents per share on Merchants' common stock. Through the press release, Merchants also announced the extension, through January 2014, of its stock buyback program, originally adopted in January 2007. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Merchants Bancshares, Inc. dated January 17, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2013	MERCHANTS BANCSHARES, INC. By: /s/ Janet P. Spitler Janet P. Spitler EVP, CFO and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Merchants Bancshares, Inc. dated January 17, 2013